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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 33-56175 on Form S-8, Registration Statement No. 33-27929 on Form S-8 and Registration Statement No. 33-44143 on Form S-8 of ZERO Corporation of our reports dated May 10, 1996, appearing in and incorporated by reference in this Annual Report on Form 10-K of ZERO Corporation for the year ended March 31, 1996.

/s/DELOITTE & TOUCHE LLP

Los Angeles, California
June 28, 1996